EXHIBIT 10.8

                     AMENDMENT TO EMPLOYMENT AGREEMENT


     THIS AMENDMENT TO EMPLOYMENT AGREEMENT (the "Amendment") is made and entered into as of the 9th day of March, 1995, by and between GLENAYRE TECHNOLOGIES, INC., a Delaware corporation formerly known as "N-W Group, Inc." (the "Corporation"), and RAMON D. ARDIZZONE, a resident of Charlotte, North Carolina (the "Executive").

                            Statement of Purpose

     The Corporation and the Executive entered into an Employment Agreement dated as of November 10, 1992 (the "Employment Agreement"). The Corpora-tion and the Executive desire to amend the Employment Agreement in certain respects as hereinafter set forth.

     NOW, THEREFORE, in consideration of the foregoing Statement of Purpose and the terms and provisions of this Amendment, the parties hereto agree as follows:

     1. The following new subparagraph (6) is hereby added to the end of Paragraph 2(f) of the Employment Agreement:

          "(6) In the event the Executive's employment hereunder is terminated for any reason whatsoever other than termination by the Corporation for "Cause," the Executive (and his dependents) shall be entitled to participate in the Corporation's Retiree Medical Plan, as amended from time to time, notwithstanding any otherwise applicable eligibility requirements of, or limitations on the term of participation in, said Retiree Medical Plan, until the earlier of:

               (i) the date on which the Executive becomes covered under any other group health plan as an employ-ee; or

              (ii) with respect to the Executive's participation in the Retiree Medical Plan, the Executive's death or with respect to a dependent's participation in the Retiree Medical Plan, the dependent's death."

     2. Except as expressly amended hereby, the Employment Agreement shall continue in full force and effect.
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     IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

                              GLENAYRE TECHNOLOGIES, INC.



                              By:    s/ C. H. Bailey

                                   Title:    Vice Chairman




                                 s/ Ramon D. Ardizzone
                              Ramon D. Ardizzone

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